SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 10, 2012

priceline.com Incorporated
(Exact name of registrant as specified in its charter)

Delaware	0-25581	06-1528493
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Connecticut Avenue, Norwalk, Connecticut	06854
(Address of principal office)	(zip code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425

☐            Soliciting material pursuant to Rule 14a-12  under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4c  under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

On January 1, 2012, priceline.com Incorporated adopted the amended accounting guidance issued by the Financial Accounting Standards Board concerning the presentation of comprehensive income. The new guidance requires comprehensive income to be reported in either a single statement or in two consecutive statements reporting net income and other comprehensive income. The Company selected to present two consecutive statements. This amended guidance did not change the items that constitute net income or other comprehensive income, the timing of when other comprehensive income is reclassified to net income, or the earnings per share computation.

Exhibit 99.1 provides the Company's Unaudited Consolidated Statements of Comprehensive Income for the Years Ended December 31, 2011, 2010, and 2009.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

99.1	Unaudited Consolidated Statements of Comprehensive Income for the Years Ended December 31, 2011, 2010 and 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRICELINE.COM INCORPORATED

By:	/s/ Daniel J. Finnegan
Name: Daniel J. Finnegan
Title: Chief Financial Officer

Date:  December 10, 2012

EXHIBIT INDEX

Exhibit No.	Description

99.1	Unaudited Consolidated Statements of Comprehensive Income for the Years Ended December 31, 2011, 2010 and 2009.